                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        EMPIRE FINANCIAL HOLDING COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                                              56-3627212
--------------------------------                     ---------------------------
  (State of Incorporation                                  (I.R.S. Employer
      or Organization)                                     Identification No.)


  1385 West State Road 434, Longwood, FL                         32750
--------------------------------------------         ---------------------------
 (Address of principal executive offices)                     (Zip Code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. /X/

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. / /

Securities Act registration statement file number to which this form relates: 333-86365
          ---------

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                      Name of Each Exchange on Which
     to be so Registered                      Each Class is to be Registered
 -----------------------------            --------------------------------------

 Common Stock, $0.01 par value                American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                       N/A
                              --------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

         Incorporated by reference to the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-1 (Registration No. 333-86365).

Item 2.  Exhibit Number.

          3.1*     Articles of Incorporation of the Registrant.

          3.2*     Bylaws of the Registrant.

          10.11* Shareholders Agreement by and among the Registrant, Kevin M. Gagne and Richard L. Goble.





* Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form S-1 (Registration No. 333-86365).

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    EMPIRE FINANCIAL HOLDING COMPANY


                                    By: /s/ Richard L. Goble
                                        --------------------------------------
                                        Richard L. Goble,
                                        Co-Chief Executive Officer



Dated:  April 3, 2002